UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

Ocean Biomedical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of Principal Executive Offices)

(401) 444-7375

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2023, Ocean Biomedical, Inc. (“Ocean Biomedical”) acquired a 50% ownership interest in Virion Therapeutics, LLC (“Virion”). Virion is a clinical stage biotechnology company developing T cell based immunotherapies. Ocean Biomedical anticipates that its 50% ownership interest and the parties’ collaborative efforts will support the further development of Virion’s novel T cell-based immunotherapies. Specifically, Virion has commenced enrollment in its multi-national, first-in-humans study for the treatment of persons with chronic hepatitis B virus infection with the goal of providing a functional cure for that disease which affects over 300 million patients worldwide.

Ocean Biomedical acquired its 50% membership interest in Virion in accordance with the terms of an Amended and Restated Contribution Agreement (the “A&R Agreement”) dated October 11, 2023 by and between Ocean Biomedical, Virion and Poseidon Bio, LLC (“Poseidon”). Ocean Biomedical and Virion had previously entered into a Contribution Agreement dated October 6, 2023 (the “Original Agreement”) with respect to the joint venture, however, on October 11, 2023 the parties entered into the A&R Agreement to clarify and amend certain obligations of the parties with respect to the transaction, and otherwise restate the Original Agreement in its entirety.

As consideration for its interest in Virion, Ocean Biomedical agreed to contribute to Virion, at its discretion, either cash in an amount equal to $4,100,000 or a total of 750,000 shares of Company common stock, with 250,000 of those shares to be delivered to Virion by Poseidon within five business days of closing, and the remainder to be delivered by Ocean Biomedical on November 30, 2023. Poseidon is a significant Company stockholder, and to facilitate the transaction, under the A&R Agreement it agreed to deliver that portion of the contribution shares delivered in connection with the closing from its existing holdings in lieu of Ocean Biomedical issuing and delivering shares to Virion from its authorized but unissued shares. Because Ocean Biomedical’s initial contribution to the joint venture was, and will be, made in shares of Company common stock, the A&R Agreement provides that if Virion disposes of those shares within eighteen months of the closing date and receives less than $4,100,000 in gross proceeds Ocean Biomedical will contribute additional shares of its common stock to Virion in accordance with the formula in the A&R Agreement.

The A&R Agreement also includes various covenants and agreements of the parties, including (i) the intention to collaborate with respect to certain strategic transactions Virion expects to seek and explore, (ii) certain protections to Virion’s legacy members if Virion later goes public or is sold and those legacy members’ ownership interest is not valued at $50 million or greater in any such transaction, (iii) an obligation for Ocean Biomedical to register the potential re-sale of the shares of Company common stock contributed to Virion, and (iv) “leak-out” restrictions related to all shares of Company common stock contributed to Virion which impose limitations on the amount of stock Virion may dispose of through open market sales to 15% of the total weekly and total monthly trading volume of Ocean Biomedical’s common stock over a defined period of time. Further, it is expected that Virion will need additional funding in 2023 and Ocean Biomedical may contribute additional cash or shares of its common stock to Virion, as needed, to further Virion’s clinical trial and research and development processes. In the A&R Agreement the parties also made various customary representations and warranties to each other.

Also on October 11, 2023, Ocean Biomedical became a party to the Second Amended and Restated Limited Liability Company Operating Agreement of Virion (the “LLC Agreement”). The LLC Agreement sets forth, among other things, the economic and governance rights of the members of Virion, including governance rights, economic preferences, privileges, restrictions and obligations of the members.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Agreement and the LLC Agreement, a copy of which is filed as Exhibit 10.1 and 10.2, respectively, to this report and each is incorporated herein by reference.

The representations and warranties in the A&R Agreement are made solely for the benefit of the respective parties thereto. The assertions embodied in such representations and warranties are qualified by information contained in schedules that the parties exchanged in connection with the signing of the A&R Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors, and (iii) were made only as of the date of the respective agreements or as of such other date or dates as may be specified in such agreements. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the respective agreements, which subsequent information may or may not be fully reflected in Ocean Biomedical’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 11, 2023, the parties consummated the closing of the transactions contemplated by the A&R Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 6, 2023, Jerome Ringo resigned as a member of Ocean Biomedical’s board of directors. Mr. Ringo’s resignation is not the result of any dispute or disagreement with Ocean Biomedical or the board of directors on any matter relating to the operations, policies, or practices of Ocean Biomedical.

Item 7.01. Regulation FD Disclosure.

On October 12, 2023, Ocean Biomedical issued a press release announcing the closing of the transactions contemplated by the A&R Agreement. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1. The information in this Item 7.01 is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information included herein and in any oral statements made on behalf of Ocean Biomedical or otherwise in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations; the expected timing and success of investigational new drug (“IND”) filings for our initial product candidates; statements regarding the expected timing of our IND-enabling studies; the frequency and timing of filing additional INDs; expectations regarding the availability and addition of future assets to our pipeline; the advantages of any of our pipeline assets and platforms; the potential benefits of our product candidates; potential commercial opportunities; the timing of key milestones for our programs; the future financial condition, results of operations, business strategy and plans, and objectives of management for future strategy and operations; and statements about industry trends and other companies in the industry. These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of Ocean Biomedical’s management, and they are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the control of Ocean Biomedical that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in Ocean Biomedical’s Annual Report on Form 10-K for the year ended December 31, 2022 and in Ocean Biomedical’s subsequent Quarterly Reports on Form 10-Q and other documents filed by Ocean Biomedical from time to time with the SEC and which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statements made by us. These forward-looking statements should not be relied upon as representing Ocean Biomedical’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Pursuant to Item 9.01(a)(3), no financial statements are being filed with this Report. To the extent that financial statements are determined to be required by this Item, they will be filed in an amendment to this Report.

(b) Pro Forma Financial Information

Pursuant to Item 9.01(a)(3) and (b)(2), no pro forma financial information is being filed with this Report. To the extent that pro forma financial information are determined to be required by this Item, it will be filed in an amendment to this Report.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Contribution Agreement, dated October 11, 2023, between Ocean Biomedical, Inc., Virion Therapeutics, LLC and Poseidon Bio LLC

10.2	Second Amended and Restated Limited Liability Company Operating Agreement of Virion Therapeutics, LLC, dated October 11, 2023

99.1	Press Release dated October 12, 2023

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN BIOMEDICAL, INC.

	By:	/s/ Elizabeth Ng
Elizabeth Ng
Chief Executive Officer

Date: October 12, 2023